INVESCO COMBINATION STOCK & BOND FUNDS, INC.

              Supplement to Investor Class and Class C Prospectuses
                          Each Dated September 30, 2000

The section of the Funds' Prospectuses entitled "Fund Management - Investment Adviser" is amended to delete the second paragraph in its entirety.

The section of the Funds' Prospectuses entitled "Fund Management - Investment Adviser" is amended to (1) delete the fourth paragraph in its entirety, and (2) substitute the following in its place:

     INVESCO and IDI are subsidiaries of AMVESCAP PLC.

The section of the Funds' Prospectuses entitled "Fund Management - Portfolio Managers" is amended to (1) delete the first paragraph in its entirety, and (2) substitute the following in its place:

     The following individuals are primarily responsible for the day-to-day management of their respective Fund's or Funds' portfolio holdings:

     Fund                         Portfolio Manager(s)

     Equity Income                Charles P. Mayer
                                  Donovan J. (Jerry) Paul
     Balanced                     Peter M. Lovell
                                  Charles P. Mayer
                                  Donovan J. (Jerry) Paul
     Total Return                 Charles P. Mayer
                                  Richard R. Hinderlie

The section of the Funds' Prospectuses entitled "Fund Management - Portfolio Managers" is amended to (1) delete the second and third paragraphs in their entirety, and (2) substitute the following paragraph in its place:

     RICHARD R. HINDERLIE, a vice president of INVESCO, is the co-portfolio manager of Total Return Fund. Dick joined INVESCO in 1993. He holds an M.B.A. from Arizona State University and a B.A. in Economics from Pacific Lutheran University.

The section of the Funds' Prospectuses entitled "Fund Management - Portfolio Managers" is amended to (1) delete the fifth paragraph and (2) substitute the following in its place:

     CHARLES P. MAYER, Director of Income Equity Investments and a director and a senior vice president of INVESCO, is the co-portfolio manager of Equity Income and Balanced Funds and the lead manager of Total Return Fund. Before joining INVESCO in 1993, Charles was a portfolio manager with Westinghouse Pension. He holds an M.B.A. from St. John's University and a B.A. from St. Peter's College.

The section of the Funds' Prospectuses entitled "Fund Management - Portfolio Managers" is amended to delete the seventh paragraph in its entirety.

The date of this Supplement is December 15, 2000.